Exhibit 99.1 Investor Presentation May 2019

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa Inc.’s (“Arcosa”, or the “Company”) estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s separation from Trinity Industries, Inc. (“Trinity”; NYSE:TRN); tax treatment of the separation; failure to successfully integrate the ACG Materials acquisition, or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; improving margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Risk Factors” and the “Forward-Looking Statements” section of “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Arcosa’s Form 10-K for the year ended December 31, 2018, as may be revised and updated by Arcosa’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix. Presentation of Financials The spin-off of the Company by Trinity was completed on November 1, 2018. The Company’s financial statements for periods prior to November 1, 2018 were presented on a “carve-out” basis. The carve-out financials of the Company are not necessarily representative of the amounts that would have been reflected in the financial statements had the Company been an independent company during the applicable periods. 2 / Moving Infrastructure Forward — Investor Presentation, May 2019

How to Find Us OUR WEBSITE NYSE TICKER www.arcosa.com ACA HEADQUARTERS INVESTOR CONTACT Arcosa, Inc. InvestorResources@arcosa.com 500 North Akard Street, Suite 400 Dallas, Tx 75201 3 / Moving Infrastructure Forward — Investor Presentation, May 2019

Agenda . Company overview and strategic highlights . Appendix 4 / Moving Infrastructure Forward — Investor Presentation, May 2019

Company Overview Established businesses with over $1.5B of revenues and additional potential to thrive in Arcosa’s new structure Markets CONSTRUCTION ENERGY TRANSPORTATION Revenues $328M $793M $400M Adj.Segment 23% 12% EBITDA 16% Margin AGGREGATES WIND TOWERS BARGES SPECIALTY UTILITY COMPONENTS MATERIALS STRUCTURES CONSTRUCTION STORAGE TANKS SITE SUPPORT Revenues and Adjusted Segment EBITDA margin for the last twelve months ended 3/31/2019. See Adjusted Segment EBITDA reconciliation in Appendix. 5 / Moving Infrastructure Forward — Investor Presentation, May 2019

Outlook by Segment CONSTRUCTION ENERGY TRANSPORTATION . Infrastructure construction activity . Wind Towers: . Barge: expected to benefit from FAST Act funding - Backlog extends into 2020 - Order activity remained strong, and state and local spending - Currently quoting additional orders for particularly for liquid barges 2020 but uncertainty following phase- - Production ramp up on-track . Continued growth projected in non- out of U.S. Production Tax Credit - Re-opened plant expected to residential and residential activity deliver first order 3rd quarter . Utility Structures: 2019 . ACG Materials acquisition diversifies our - Quotation activity steady for geographic exposure and end markets, transmission towers . Components: making the segment less reliant on specific - Increased throughput sets the stage for - North American railcar backlog markets expected revenue growth and margin up 32% year-over-year as of expansion March 20191 and provides solid . Attractive opportunities for bolt-on production visibility acquisitions at reasonable multiples; . Storage: - Headwind of 2019 pricing as part several under review - Fuel shortage in Mexico expected to of long term sales agreements require additional storage and transport capacity 1 ARCI 6 / Moving Infrastructure Forward — Investor Presentation, May 2019

Stage 1 Priorities We are making solid progress on our Stage 1 Priorities . Integration of December 2018 ACG Materials acquisition progressing well with 1Q19 results in-line Grow Construction with our expectations . Products Continue to evaluate robust pipeline of bolt-on acquisitions in both our legacy and ACG platforms . Expect to execute on two or three small acquisitions in 2019 . 1Q19 results demonstrate progress on Continuous Improvement initiatives Improve Energy . Increased throughput and operating efficiencies provide confidence lean initiatives are gaining Equipment traction . Expand Re-opening of idled barge plant proceeding well and expect first barges to deliver in 3Q19 . Barge backlog up 67% year-to-date, solidifying FY 2019 barge revenue expectations and providing Transportation increased production visibility for FY 2020 Products . Components business winning orders from new customers and markets . Outsourced certain corporate functions as part of separation Operate a flat . Streamlined corporate structure to reduce layers corporate structure . Continue to advance progress on reducing the level of transitional services provided by our former parent at separation 7 / Moving Infrastructure Forward — Investor Presentation, May 2019

ACG Acquisition Update Integration is progressing well; ACG will be a platform for additional value creation in our Construction Products segment Levers for additional value Geographic diversity End market diversity creation ACG Footprint Aggregate mines ACG End Markets Production facilities End market growth Corporate HQ Other Incremental specialty product Building Products development Agriculture Organic capital investments Energy Infrastructure Bolt-on acquisitions Infrastructure . 24 active mines . 5 production facilities Operational improvements through . LTM Revenues and Adj. EBITDA of $152M shared best practices and $32M, respectively1 1 Estimated Last Twelve Months (LTM) ended 08/31/2018 at time of acquisition. See Adjusted EBITDA reconciliation in Appendix. 8 / Moving Infrastructure Forward — Investor Presentation, May 2019

Barge Recovery Continues Recent orders have been strong and production ramp up is on track Inland Barge business Backlog Value Trend ($millions) . Recent book to bill ratios have been strong, and above 1.0 in the Book to Bill <1.0 Book to Bill >1.0 last 5 quarters 565 . Exceptionally strong quarter of orders in 1Q19 (4.1 book to bill) 454 that reflected solid demand and 416 the finalization of several large 373 384 orders in the pipeline 319 . Continue to see healthy inquiry 251 levels for a wide variety of liquid 231 types 198 210 177 126 125 . Re-opened plant expected to 120 110 91 98 deliver first order 3rd quarter 2019 . Approximately $125M of backlog 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 extends into 2020 9 / Moving Infrastructure Forward — Investor Presentation, May 2019

First Quarter 2019 Financial Results Reported strong year-over-year growth across key metrics in first full quarter as independent company Revenues Net Income Adjusted EBITDA $M’s $M’s $M’s +25% +21% +16% 27.7 58.5 410.9 48.3 354.4 22.2 Q1-18 Q1-19 Q1-18 Q1-19 Q1-18 Q1-19 Margin 13.6% 14.2% See Adjusted EBITDA reconciliation in Appendix. 10 / Moving Infrastructure Forward — Investor Presentation, May 2019

2019 Guidance Reaffirmed on Continued Confidence 18% Adjusted EBITDA growth expected in 2019 at mid-point of guidance range Full Year Revenues ($M’s) Full Year Adjusted EBITDA ($M’s) Organic growth and ACG acquisition expected to more than offset headwinds from incremental public company costs and lower margins in Components business 1,700 – 1,800 215 - 225 197 1,462 1,460 187 2017 2018 2019 Guidance 2017 2018 2019 Guidance Guidance reaffirmation as of 5/2/19. See Adjusted EBITDA reconciliation in Appendix. 11 / Moving Infrastructure Forward — Investor Presentation, May 2019

Strong and liquid balance sheet Net debt of “zero” at March 31, 2019 and available liquidity of $371M ($ in Millions) 371 . No legacy debt inherited at spin; put in place a Cash 118 $400M unsecured revolver that matures in 2023 . Funded $309M ACG Materials acquisition with ~$130M cash and $180M of borrowing under revolver in December 2018 . Repaid $80M of revolver advances as of 1Q19, leaving $100M of debt fixed at ~4% for 5 years Revolver 253 Capacity . Unencumbered balance sheet . Net debt of “zero” after subtracting cash balance 3/31/2019 12 / Moving Infrastructure Forward — Investor Presentation, May 2019

Capital Allocation Priorities We continue to follow a balanced approach to capital allocation while being disciplined on acquisitions Organic investments Acquisitions Return of capital to shareholders . Expect Maintenance Capital . We have a number of opportunities . As of 1Q19, repurchased ~$11 Expenditures of $60-65M and in our pipeline, most likely for bolt- million of shares at an average price Growth Capital Expenditures of on acquisitions to our current of $27.87 per share under additional $10-15M in FY 2019, platforms Company’s $50 million authorization although timing and size of growth since its approval in December 2018 . Expect to execute on several bolt- projects are difficult to predict on acquisitions in 2019 . Declared quarterly cash dividend of . All CapEx projects expected to meet $0.05 per share that was paid in high return threshold and compete April for available capital 13 / Moving Infrastructure Forward — Investor Presentation, May 2019

Incentive Compensation Plans Arcosa’s incentive plans align compensation to long term shareholder value creation while also driving accountability to the business level Short Term Incentive Plan (STI) Long Term Incentive Plan (LTI) Focus . Annual operational and financial . 3 year Return on Capital and Earnings growth targets Time Horizon . 1 Year . 3 years . 3 years . Adjusted EBITDA . Return on Capital . Share Price Performance . Business-specific metrics (e.g., . Cumulative EPS Objective EBITDA, Working Capital, Margin Improvement, SE&A Reduction) . Cash . Equity: Performance- . Equity: Time-Based Award Type Based Restricted Stock Restricted Stock Units Units 14 / Moving Infrastructure Forward — Investor Presentation, May 2019

Long-Term Vision for Arcosa Integrate Environmental, Social, Improve and Governance Reduce long-term returns initiatives (ESG) into our the complexity and on invested capital long-term strategy Grow cyclicality of the overall in attractive markets business where we can achieve sustainable competitive advantages 15 / Moving Infrastructure Forward — Investor Presentation, May 2019

Environmental, social, and governance impact Our board and leadership team are committed to ESG impact Safety and health Environment People & communities Governance Protecting the safety and We are stewards of Our people contribute to We are committed to the health of our people the environment and the communities in highest principles of guides us in everything committed to which they live and work corporate governance we do sustainability . Ethics Training and . Chairman and CEO . Safety Excellence . A leading producer of Certification programs roles are separated program rolled out to wind towers for . Extensive community . Management pay linked plants renewable power engagement programs to performance . Our trench shoring generation . Talent development . Commitment to products are used for . Arcosa headquarters is program to build the disclosure and worker protection in the LEED Gold, Energy skills and experience of transparency construction industry Star Certified our team . Instituted sustainability program to track environmental metrics 16 / Moving Infrastructure Forward — Investor Presentation, May 2019

Appendix

Construction Products Segment Overview

PRODUCTS


AGGREGATES

Natural sand, gravel and limestone base


SPECIALTY MATERIALS

Lightweight aggregates; specialty milled or processed materials


CONSTRUCTION SITE SUPPORT

Steel & aluminum trench shoring products and systems

- Estimated proven and probable aggregate reserves exceeding 300 million tons, excluding ACG
- Projected average reserve life of legacy business of at least 33 years

KEY FIGURES

LTM 3/31/2019

$328M
Revenue

23%
Adjusted Segment EBITDA Margin

$30B+
Estimated annual market size

REVENUE

by product type ($M)


Construction site support
74
(23%)
254
(77%)
Aggregates and specialty materials

Note: Aggregates and Specialty Materials grouped as "Construction Aggregates" in Financials. Construction Site Support classified as "Other". See Adjusted Segment EBITDA reconciliation in Appendix.

18 / Moving Infrastructure Forward — Investor Presentation, May 2019 ARCOSA

Energy Equipment Segment Overview PRODUCTS KEY FIGURES REVENUE LTM 3/31/2019 by product type ($M) Storage tanks $793M and other WIND TOWERS UTILITY STRUCTURES Revenue 199 (25%) Storage 12% 594 Adjusted Segment EBITDA (75%) Margin RESIDENTIAL/COMMERCIAL/ INDUSTRIAL SCALE & FIELD AGRICULTURAL ERECTED STORAGE Utility structures STORAGE and wind towers $549M Backlog in Utility Structures and Wind Towers as of 3/31/19 See Adjusted Segment EBITDA reconciliation in Appendix. Adjusted Segment EBITDA includes $2.9M of bad debt recovery recorded in 1Q 2019. 19 / Moving Infrastructure Forward — Investor Presentation, May 2019

Transportation Products Segment Overview PRODUCTS KEY FIGURES REVENUE LTM 3/31/2019 by product type ($M) $400M Barges FIBERGLASS TANK BARGES HOPPER BARGES Revenue COVERS 189 16% (47%) 211 Adjusted Segment EBITDA (53%) RAILCAR INDUSTRIAL & Margin RAILCAR AXLES COUPLING MINING DEVICES COMPONENTS $5B+ Components Estimated annual market size $384M Backlog in Barges as of 3/31/19 See Adjusted Segment EBITDA reconciliation in Appendix. 20 / Moving Infrastructure Forward — Investor Presentation, May 2019

Reconciliation of Consolidated and Combined Adjusted EBITDA ($’s in Millions) Three Months Ended Full Year (unaudited) March 31, 2019 Guidance 2019 2018 Low High Revenues $ 410.9 $ 354.4 $ 1,700.0 $ 1,800.0 Net Income 27.7 22.2 85.0 98.0 Add: Interest expense, net 1.6 - 7.0 5.0 Provision (benefit) for income taxes 7.9 8.0 29.0 33.0 Depreciation, depletion, and 19.8 17.1 92.0 87.0 amortization expense EBITDA $ 57.0 $ 47.3 $ 213.0 $ 223.0 Add: Impact of the fair value mark up of 1.4 - - - acquired inventory Other, net (income) expense (1) 0.1 1.0 2.0 2.0 Adjusted EBITDA $ 58.5 $ 48.3 $ 215.0 $ 225.0 Adjusted EBITDA Margin 14.2% 13.6% 12.6% 12.5% (1) Included in Other, net (income) expense was the impact of foreign currency exchange transactions of $0.5 million and $1.0 million for the three months ended March 31, 2019 and 2018, respectively. GAAP does not define “Earnings Before Interest, Taxes, Depreciation, Depletion and Amortization” (“EBITDA”) and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust consolidated EBITDA for certain non-routine items (“Adjusted EBITDA”) to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. 21 / Moving Infrastructure Forward — Investor Presentation, May 2019

Reconciliation of Adjusted Segment EBITDA

($'s in Millions)
(unaudited)

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018	Last Twelve Months March 31, 2019
Construction Products			
Revenues	$ 106.0	$ 70.2	$ 328.1
Operating Profit	11.3	12.4	49.3
Add: Depreciation, depletion, and amortization expense	8.8	5.1	25.6
Segment EBITDA	20.1	17.5	74.9
Add: Impact of the fair value mark up of acquired inventory	1.4	-	2.2
Adjusted Segment EBITDA	$ 21.5	$ 17.5	$ 77.1
Adjusted Segment EBITDA Margin	20.3%	24.9%	23.5%
Energy Equipment			
Revenues	$ 209.1	$ 196.3	$ 792.9
Operating Profit	28.2	17.5	39.3
Add: Depreciation and amortization expense	7.0	7.8	28.9
Segment EBITDA	35.2	25.3	68.2
Add: Impairment Charge	-	-	23.2
Adjusted Segment EBITDA	$ 35.2	$ 25.3	$ 91.4
Adjusted Segment EBITDA Margin	16.8%	12.9%	11.5%
Transportation Products			
Revenues	$ 97.5	$ 89.3	$ 399.6
Operating Profit	8.3	9.0	47.7
Add: Depreciation and amortization expense	3.8	4.2	15.1
Adjusted Segment EBITDA	$ 12.1	$ 13.2	$ 62.8
Adjusted Segment EBITDA Margin	12.4%	14.8%	15.7%
Operating Profit - All Other	$ -	$ -	$ (0.1)
Operating Profit - Corporate	(10.5)	(7.7)	(34.9)
Eliminations	-	-	(0.3)
Corporate Depreciation	0.2	-	0.7
Adjusted EBITDA	$ 58.5	$ 48.3	$ 196.7

"Segment EBITDA" is defined as segment operating profit plus depreciation, depletion, and amortization. GAAP does not define Segment EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including segment operating profit. We use this metric to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust Segment EBITDA for certain non-routine items ("Adjusted Segment EBITDA") to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. "Adjusted Segment EBITDA Margin" is defined as Adjusted Segment EBITDA divided by Revenues.

22 / Moving Infrastructure Forward — Investor Presentation, May 2019

ARCOSA

Adjusted ACG EBITDA reconciliation ($’s in Millions) (unaudited) For the Trailing Twelve Months Ended August 31, 2018: Revenues $152.0 Net Income (1.8) Add: Interest expense 16.6 Provision (benefit) for income taxes (3.9) Depreciation, depletion, and 15.4 amortization expense EBITDA $26.3 Add: Other Adjustments 5.7 Adjusted EBITDA $32.0 Adjusted EBITDA Margin 21.1% “Adjusted ACG EBITDA” is defined as ACG’s net income plus interest expense, income taxes, depreciation and amortization, and other one-time or non- recurring expenses, including management fees, debt refinancing fees, and non-recurring professional fees. Adjusted ACG EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the Adjusted ACG EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of ACG’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe Adjusted ACG EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization and other expenses, which can vary significantly depending upon many factors. 23 / Moving Infrastructure Forward — Investor Presentation, May 2019